Exhibit 99.1

2021 Investor Day NOVEMBER 8, 2021

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements (including the guidance/outlook contained herein) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words "estimates," "expects," "anticipates," "believes," "forecasts," "plans," "intends," "may," "will," "should," "shall," "outlook," and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating to: strength in core leasing KPIs for the foreseeable future, the scalability and strength of our platform, our ability to expand and sustain expanded margins, and our revenue, Adjusted EBITDA, and Net Capex outlooks. Forward-looking statements are subject to a number of risks, uncertainties, assumptions, and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions, they are predictions and we can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, our ability to acquire and integrate new assets and operations; our ability to achieve planned synergies related to acquisitions; our ability to manage growth and execute our business plan; our estimates of the size of the markets for our products; the rate and degree of market acceptance of our products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting our profitability; potential litigation involving our Company; general economic and market conditions impacting demand for our products and services; our ability to maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports we file with the SEC from time to time (including our Form 10-K/A for the year ended December 31, 2020), which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date in which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Free Cash Flow Margin, Pro Forma Revenue, Adjusted Gross Profit, Adjusted Gross Profit Percentage, Net Income Excluding Gain/Loss from Warrants, Return on Invested Capital, and Net CAPEX. Adjusted EBITDA is defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency gains and losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, costs incurred related to transactions, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Free Cash Flow is defined as net cash provided by operating activities, less purchases of, and proceeds from, rental equipment and property, plant and equipment, which are all included in cash flows from investing activities. Free Cash Flow Margin is defined as Free Cash Flow divided by Total Revenue. Net CAPEX is defined as purchases of rental equipment and refurbishments and purchases of property, plant and equipment (collectively, "Total Capital Expenditures"), less proceeds from sale of rental equipment and proceeds from the sale of property, plant and equipment (collectively, "Total Proceeds"), which are all included in cash flows from investing activities. Our management believes that the presentation of Net CAPEX provides useful information to investors regarding the net capital invested into our rental fleet and plant, property and equipment each year to assist in analyzing the performance of our business. Pro Forma Revenue is defined the same as revenue, but includes pre-acquisition results from Mobile Mini for all periods presented. Adjusted Gross Profit is defined as gross profit plus depreciation on rental equipment. Adjusted Gross Profit Percentage is defined as Adjusted Gross Profit divided by revenue. Return on Invested Capital (ROIC): is defined as adjusted earnings before interest and amortization divided by net assets. Adjusted earnings before interest and amortization is the sum of net income (loss) before income tax expense, net interest expense, amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses, reduced by estimated taxes. Net Income Excluding Gain/Loss from Warrants is defined as Net Income plus or minus the impact of the change in the fair value of the warrant liability. The Company believes that our financial statements that will include the impact of this mark-to-market expense or income may not be necessarily reflective of the actual operating performance of our business. The Company believes that Adjusted EBITDA and Adjusted EBITDA margin are useful to investors because they (i) allow investors to compare performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; (ii) are used by our board of directors and management to assess our performance; (iii) may, subject to the limitations described below, enable investors to compare the performance of the Company to its competitors; and (iv) provide additional tools for investors to use in evaluating ongoing operating results and trends. The Company believes that pro forma revenue is useful to investors because they allow investors to compare performance of the combined Company over various reporting periods on a consistent basis. The Company believes that Net CAPEX provide useful additional information concerning cash flow available to meet future debt service obligations. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA and other non-GAAP financial measures differently, and therefore the Company's non-GAAP financial measures may not be directly comparable to similarly-titled measures of other companies. For reconciliation of the non-GAAP measures used in this presentation (except as explained below), see “Reconciliation of Non-GAAP Financial Measures" included in this presentation. Information reconciling forward-looking Adjusted EBITDA to GAAP financial measures is unavailable to the Company without unreasonable effort. We cannot provide reconciliations of forward-looking Adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted, such as the provision for income taxes. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the Company without unreasonable effort. Although we provide a range of Adjusted EBITDA that we believe will be achieved, we cannot accurately predict all the components of the Adjusted EBITDA calculation. The Company provides Adjusted EBITDA guidance because we believe that Adjusted EBITDA, when viewed with our results under GAAP, provides useful information for the reasons noted above. Merger and Presentation of Entities On March 2, 2020, we announced that we entered into an Agreement and Plan of Merger (the "Merger") with Mobile Mini, Inc. (“Mobile Mini”). During the second quarter, we obtained all required regulatory approvals and stockholder approvals from the Company's and Mobile Mini’s stockholders and we closed the Merger on July 1, 2020 at which time Mobile Mini became a wholly-owned subsidiary of WillScot. Concurrent with the closing of the Merger, we changed our name to WillScot Mobile Mini Holdings Corp. ("WillScot Mobile Mini"). The following presentation is intended to help the reader understand WillScot Mobile Mini, our operations and our present business environment. The discussion of results of operations is presented on a historical basis, as of or for the three months ended September 30, 2021 or prior periods. Our reported results only include Mobile Mini for the periods subsequent to the Merger. Our Pro Forma Results include Mobile Mini's results as if the Merger and related financing transactions had occurred on January 1, 2019, and are a better representation of how the combined company has performed over time. Following the Merger, we expanded our reporting segments from two segments to four reporting segments. The North America Modular Segment aligns with the WillScot legacy business prior to the Merger and the North America Storage, UK Storage and Tank and Pump segments align with the Mobile Mini segments prior to the Merger. Additional Information and Where to Find It Additional information about WillScot Mobile Mini can be found on our investor relations website at www.willscotmobilemini.com.

3 Agenda 1:00 – 5:30 pm Topic Speaker Opening Remarks Brad Soultz Growth Initiatives Tim Boswell BREAK Technology Graeme Parkes ESG Hezron Lopez & Jamie Bohan Outlook Tim Boswell Q&A All RECEPTION

4

5

6 Opening Remarks Brad Soultz Chief Executive Officer

7 Today’s presenters Brad Soultz Chief Executive Officer Tim Boswell President & Chief Financial Officer Hezron Lopez Chief Human Resources Officer Graeme Parkes Chief Information Officer Jamie Bohan Vice President ESG

8 Our team is our biggest strength Andrew Auns Senior Vice President Modular Nicole Christian Senior Vice President Storage Darren Gould Senior Vice President Modular Jason Seabolt Senior Vice President Storage Chris Miner Chief Legal Officer Antoine Delalande Senior Vice President Commercial Matt Jacobsen Senior Vice President Finance Warren Smith Chief Administrative Officer Som Das Vice President Logistics Nick Girardi Director Treasury and Investor Relations

9 Combining our collective experience gives us clear market leadership 1960-1990 2000 2010 2015 2017 2018 2019 2020 2021 Scotsman Manufacturing Mobile Mini Office J Staal Corsair Williams Mobile Offices 75+ Modular and Storage Acquisitions

10 Today, we are positioned as a market leader at the unique intersection of numerous dynamic markets – we have lots of ways to win and can be opportunistic We operate at a unique intersection of vast industrial B2B markets We think globally and compete locally We operate both with scale and an entrepreneurial mindset $192B Job Site Services $1T Logistics $1T Commercial Real Estate $11B Maritime Containers $24B Office Furniture $417B Facility Management $24B Commercial Storage $10B Immediately Addressable Market 1 Market size estimates based on Ibis World, Statista, and Grand View Research reports for 2020 and 2021, including Commercial Real Estate, Logistics, Job Site Services, Commercial Storage, Facility Management, Maritime Containers, and Office Furniture. $5B Modular and Storage Unit Rental

11 In 2017, WillScot committed to an aggressive organic and inorganic growth strategy, we executed reliably, and we delivered on our commitments Revenue up 4x, Adjusted EBITDA up 6x, Market Cap up 10x since 2017 Continue double-digit rate organic growth Grow VAPS to $400 Accelerate growth through M&A Deliver idiosyncratic growth irrespective of cycle Establish scale in Storage 1 Comparisons for financial metrics measured for full year as of 12/31/2017 to midpoint of 2021 guidance. Market capitalization and total enterprise value as of 11/30/2017 and 10/25/2021 and inclusive of minority interest on 11/29/2017.

12 Our scale is a key competitive advantage and value driver for our customers We leverage our scale to win locally 121M square feet of space relocatable anywhere in North America 4,300 experts safely work over 8M hours annually 680 trucks safely drive 100,000 miles daily 377K+ units deployed over 20 to 30- year useful lives 20k+ units refurbished or converted annually 5k+ third-party service providers coordinated on behalf of our 85k+ customers No customer >1% of revenue Regional competitors 158k (Modular) 207k (Storage) 10-25k (Storage) Local competitors ~3k (Modular) ~3k (Storage) 15-40k (Modular)

13 We are in the early innings of expanding our ‘Total Space Solution’

14 Total Space Solution – New Project Location

15 Total Space Solution – Modular Offices and Essentials

16 Total Space Solution – Storage and Essentials

17 Total Space Solution – Managed Services

18 Total Space Solution

19 Total Space Solution – Completed Project • 3-year lease duration • 50 bps of average total project cost • First on and last off

20 Our capabilities are unrivaled, translate across diverse end markets, and allow us to reposition with end-market demand Industry Segments • 51 units delivered • 7,680 total square feet • 3 months from order to occupancy • 30-month initial lease duration Government / Institutions Commercial / Industrial Construction Energy & Natural Resources JE Dunn / Loews Hotels

21 Our capabilities are unrivaled, translate across diverse end markets, and allow us to reposition with end-market demand Industry Segments Government / Institutions Commercial / Industrial Construction Energy & Natural Resources PGA Tour Events 668 Modular & 104 Storage units (Jan 2020 - Sep 2021) • 57 events across the country • Logistics capability to deliver flexible space anywhere in North America • Numerous uses: broadcasting, hospitality, first aid stations, etc.

22 Our capabilities are unrivaled, translate across diverse end markets, and allow us to reposition with end-market demand Industry Segments • 101 units delivered • 47,516 total square feet • 2 months from order to occupancy • 30-month+ lease duration Construction Energy & Natural Resources Data Center Commercial / Industrial Government / Institutions

23 Our capabilities are unrivaled, translate across diverse end markets, and allow us to reposition with end-market demand Industry Segments • 2,804 units delivered • 284 locations across the country • 9.6-month avg. lease duration1 Government / Institutions Retail & Wholesale Trade Construction Energy & Natural Resources Target Remodels and Swing Storage Units on rent with Target as of 8/31/2021 1 Based on last 12 months of returns. Represents average length of time Target has units on rent. Storage units

24 Our capabilities are unrivaled, translate across diverse end markets, and allow us to reposition with end-market demand Industry Segments • 88 units delivered • 18,000 total square feet • 45 days from order to occupancy • 29-month initial lease duration Government / Institutions Commercial / Industrial Construction Energy & Natural Resources University of California San Diego

25 Our strengths are compounding to drive predictable value creation We have line of sight to: $1B+ Adjusted EBITDA milestone 45% Adjusted EBITDA Margin 15% Return On Invested Capital $4.00 FCF per share Clear Market Leadership Predictable Reoccurring Lease Revenues Diversified End Markets And Flexible Go-To-Market Compelling Unit Economics And Returns on Capital Powerful Organic Revenue Growth Levers Proven Platform For Accretive M&A Scalable Technology Enabling Efficiencies Robust Free Cash Flow Driving Value Creation 8 7 6 5 4 3 2 1

26 Our portfolio of growth levers represents nearly $1B of potential opportunity Value Added Products and Services (VAPS) Lease Rate Optimization Market Penetration Logistics Recent M&A

27 Cumulative Capital Generated1 and Capital Allocation Framework $5B - $6B Over 3 – 5 Years 4 1 Our capital allocation framework is unchanged as growth, cash generation, and reinvestment compound to drive shareholder returns $650M+ Free Cash Flow and 25%+ free cash flow margin $5B+ cumulative capital to allocate Maintain leverage between 3.0x and 3.5x Fund organic growth and accretive M&A Increased share repurchase authority to $1B in Q4 2021 – $350M+ repurchases in LTM2 $4.00 Free Cash Flow Per Share 1 Illustrative cumulative cash flow available over 3 to 5 years 2 Q4 2020 through Q3 2021 Cash From Operations Incremental Capital From Re-leveraging at 3.0x Debt / Adj. EBITDA Net Capex M&A Returns To Shareholders

28 Key takeaway: our aggressive growth mindset, enabled by best-in-class execution, drives shareholder and stakeholder value creation Clear line of sight to eclipse $1B Adjusted EBITDA in 3+ years Growth initiatives are within our control Continue our best-in-class execution Technology, sustainability, and scalability will drive margin expansion Consistent, accretive M&A will augment growth Strategic deployment of capital will compound growth and returns 1 Midpoint of 2021 guidance 124 730 1,000 + 2017 2021E¹ 3+ Years Future Years Adjusted EBITDA Growth $M

29 Growth Initiatives Tim Boswell President & Chief Financial Officer

30 Value Added Products and Services (VAPS) Lease Rate Optimization Market Penetration Logistics Recent M&A MODULAR STORAGE RANGE ($M) Our portfolio of growth levers gives us attractive optionality and multiple pathways to exceed $1B Adjusted EBITDA in 3 to 5 years $160 - $355 $135 - $180 $75 - $200 $25 - $50 $55 - $70 $100 - $110 $30 - $70 $20 - $40 $25 - $35 $60 - $75 $35 - $70 $45 - $130 $5 - $10 $30 - $35 TOTAL ($M) $100 - $280

31 Value Added Products and Services (VAPS) drive customer value, differentiation from competition, and profitable growth Data Package Planning Package Lateral File Cabinet 50” Flat Screen Professional Workstation Package Premium Conference Package Entrance Ramp VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Step System With Canopy

32 VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Our VAPS progression has been steady and predictable over nine years, as we doubled our volume of units on rent 46 49 51 51 50 56 65 65 66 75 85 86 83 91 93 96 95 98 104 104 106 115 124 124 120 125 126 127 134 143 150 153 155 162 174 188 194 223 231 6 6 7 7 7 7 8 8 8 10 11 11 10 11 12 12 12 12 13 13 13 14 15 17 19 21 28 36 37 40 41 41 41 42 45 49 49 57 58 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 VAPS Average Monthly Rate / UOR ($/unit) VAPS Revenue ($M) WSC Historical Progression of VAPS Average Monthly Rate Per Unit1 ModSpace Acquisition (8/2018) Acton Acquisition (12/2017) Dilutive Impact of Acquisitions 2012-2016 Average UOR: 35k 2017-2018 Average UOR: 60k 2019-2021 Average UOR: 80k 20% per unit per month rent CAGR over 9 years Units on Rent up >2x Quarterly VAPS revenue up 10x 1 As reported results include the results of the NA Modular Segment and include ModSpace only for the periods subsequent to acquisition date for Average Monthly Rate / UOR and only subsequent to commercial cut-over date for LTM Average Monthly Rate / Unit Delivered. The ModSpace acquisition closed Aug. 15, 2018. The ModSpace commercial cut-over occurred in November 2018. Amounts presented are modular space units and exclude portable storage units.

33 1 Full year data in 2015 and rolling 13 weeks as of September 13, 2021, respectively VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Our sales team consistently achieves VAPS rates greater than $400, so we are raising our new VAPS milestone to $600 per unit per month $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Furniture Egress Ins & Waiver Data Security Accessories Managed Services $400 VAPS Avg. Monthly Rate $600 VAPS Avg Monthly Rate Milestone VAPS Monthly Rate Per Unit Achieved By Sales Representatives 2015 vs 20211 39% 30% 13% 6% 12% Managed Services Security Data & Insurance Egress Furniture 2015 2021

34 We have multiple levers to create value within the VAPS offering Increased Penetration Rate Optimization Inventory Management Revamped Training Program Improved Quoting Tools & CRM Continuous Marketing Enhancements Rebalance Rates with Market Conditions Continuous Rate Review & Strategic Assessment Vertical Specific Security & Internet Enhanced Egress Utility Products – Carpet, Shelving, Consumables Optimized Fulfilment & Replenishment Vendor / Procurement Value Management Reusability, Repair & Maintenance VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A MARGIN GROWTH New Products

VAPS revenue growth opportunity is ~$370M for modular units in NA Modular

VAPS | Lease Rate Optimization | Market Penetration | Logistics | Recent M&A

VAPS Future Revenue Potential[1]

$/unit


84.2k Units[1]
x
$151 + $218
x
12 mo.
=
$373M
231
151
218
600
Current VAPS AMR / UOR
Convergence
Upside
Milestone Rate
VAPS Average Monthly Rate / UOR
Lift from Current Average Rate to LTM Delivered Rate
Lift from LTM Delivered Rate to Milestone

- **~$150M** incremental revenue from convergence to $382 LTM delivered rate over next 3 years
  - **~28%** Revenue CAGR
- **~$220M** incremental annual revenue once portfolio converges to **$600** milestone rate
  - **~27%** Revenue CAGR over next 5 years
- 75% flow through results in **$100-$280M** incremental Adjusted EBITDA

WILLSCOT | mobile mini SOLUTIONS

1 As reported results as of Q3 2021 include the results of the NA Modular Segment. Amounts presented are modular space units and excludes portable storage units.

35

36 We’ve rolled out our Ready-to-Work offering for Ground Level Offices in NA Storage Canopies Premium Office Basic Conference Planning Package Data Wiring Insurance Café Package

37 VAPS revenue growth opportunity is ~$50M for modular units (GLOs) in NA Storage VAPS Future Revenue Potential1 $/unit 32 275 243 Current VAPS AMR / UOR Upside Milestone Rate 1 As reported results as of Q3 2021 2 Excludes managed services VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Comparable pricing strategy to NA Modular implementation with similar product offering tailored to GLO fleet – ~$50M incremental annual revenue once portfolio converges to milestone rate ▪ ~190% Revenue CAGR 75% flow through results in over $35M of incremental Adjusted EBITDA VAPS Average Monthly Rate / UOR Lift from Current Average Rate to Milestone VAPS in Ground Level Office Fleet Monthly Rate and Revenue2 22 23 22 22 21 21 21 21 20 21 21 22 22 22 23 23 22 22 23 25 26 28 32 0.8 0.8 0.8 0.8 0.7 0.8 0.8 0.8 0.8 0.8 0.9 0.9 0.9 1.0 1.0 1.0 1.0 1.0 1.1 1.1 1.2 1.3 1.5 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 VAPS Average Monthly Rate / UOR ($/unit) VAPS Revenue ($M) x 16.3k Units1 $243 12 mo. $48M = x

38 Now we are introducing an innovative Ready-To-Work storage solution Integral Tool Racking Storage Desk & Charging Station Fully Collapsible for Versatile Storage Heavy Duty Capacity VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A

VAPS revenue growth opportunity is ~$50M for portable storage units in NA Storage

VAPS | Lease Rate Optimization | Market Penetration | Logistics | Recent M&A


VAPS Future Revenue Potential[1]
$/unit
137.1k Units[1]
x
$29
x
12 mo.
=
$48M
11
29
40
Current VAPS AMR / UOR[2]
Upside
Milestone Rate
VAPS Average Monthly Rate / UOR
Lift from Current Average Delivered Rate to Milestone

- Comparable pricing strategy to initial NA Modular implementation
- Product offering includes:
  - Shelving
  - Lighting
  - Locks
  - Insurance
- **~$50M** incremental annual revenue once portfolio converges to milestone rate
  - 75% flow through results in over **$35M** incremental Adjusted EBITDA

1 As reported results as of Q3 2021
2 Primarily existing insurance program offering

WILLSCOT | mobile mini SOLUTIONS
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40 Modular Space Average Monthly Rate Per Unit NA Modular Segment, Excluding VAPS VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A We are on a decade-long rate optimization journey that will continue indefinitely 284 344 603 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Core Pricing Average Monthly Rate / UOR ($/unit) ModSpace Acquisition (8/2018) Acton Acquisition (12/2017) Modular Segmentation Storage Segmentation Storage Out of Term 2022+ Local Decision-Making Manual Centralized Oversight Out of Term Management Technology Pilot Technology Roll Out Scaling best practices across M&A

NA Modular rate convergence opportunity is ~$120 million of revenue over three years

VAPS | **Lease Rate Optimization** | Market Penetration | Logistics | Recent M&A

Rate Optimization Future Revenue Potential[1]

$/unit

84.2k Units[1] x $118 x 12 mo. = $119


603
118
721
Current Core Pricing AMR / UOR
Convergence
LTM Delivered Rate
Core Pricing Average Monthly Rate / UOR
Lift from Current Average Rate to LTM Delivered Rate

- Consistent historical convergence trajectory to delivered spot rate from average monthly rate spread
- **~$120M** incremental revenue from convergence to $721 LTM delivered rate over next 3 years
- Implies minimum core pricing AMR growth **>5%** over next 3 years, *assuming no further price increases*
- 90% flow through results in **~$100M** Adjusted EBITDA

1 As reported results as of Q3 2021

WILLSCOT | mobile mini SOLUTIONS

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42 We are prioritizing where to implement rate optimization technology tools in our other revenue streams beyond NA Modular Unit Leasing Technology-Enabled 1 As of Q3 2021 16+ revenue streams with distinct pricing decisions Only 1 revenue stream is technology enabled (NA Modular Unit Leasing, representing 33% of revenue) Unit leasing in NA Storage, VAPS, and D&I are the next largest opportunities for pricing technology, totaling over 40% of addressable revenue VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Segment Revenue as % of Total Revenue1 Unit Sales Delivery & Installation VAPS Unit Leasing NA Modular NA Storage UK Storage Tank & Pump

43 Portable storage unit pricing presents an opportunity for technology-enabled segmentation - 1 2 3 4 5 6 7 8 9 10 Units (thousands) Pricing Band ($/unit) Widely distributed and decentralized pricing historically for Portable Storage units Demonstrated rate optimization beginning in Q1 2021 from systematic reviews Near-term improvement opportunity from transaction segmentation 2019 40-Foot Container Rate Distribution VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A ~375 unique price points 68k transactions $130 average price $124 median price $30 standard deviation

44 145 145 155 Q3 19 Q3 20 Q3 21 Rate acceleration represents a ~$40M to ~$80M revenue opportunity in NA Storage Annual Incremental Revenue2 $M Rate CAGR 3 to 5 Years Annual Incremental EBITDA $M ~$80 6% ~$70 ~$40 3% ~$35 144 146 148 Q1 19 Q1 20 Q1 21 1 As reported results as of Q3 2021. Includes an insignificant proportion of VAPS. 2 Assumes 137k portable storage units on rent in NA Storage as of Q3 2021. Portable Storage Unit Monthly Rate1 NA Storage Segment VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Acceleration in recent quarters driven by systematic branch reviews Future rate optimization opportunity from introducing transaction segmentation, technology, and out-of- term adjustments 5%+ rate CAGR since merger in Q2 2021 3% - 6% rate CAGR opportunity over next 3 to 5 years 143 143 151 Q2 19 Q2 20 Q2 21 151 150 Q4 19 Q4 20 +25 +50 3 to 5 Years 155 6% 7%

45 Our combined transaction data show where we have market penetration opportunities VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A 3:1 ratio of Storage to Modular UOR exists in overlap end markets WSC current ratio is 1.5 Storage : 1 Modular – Areas with penetration < 3:1 = Storage opportunity – Areas with penetration > 3:1 = Modular opportunity Zip codes1 with ratio greater than 3:1 Zip codes1 with ratio lower than 3:1 Branch locations1 80% end market overlap, 40% customer overlap, and combined transaction data allow us to target specific customers and geographies 1 As of 9/30/2021

46 102 2021 Modular UOR 3 - 5+ Years Modular UOR Cross-selling is an opportunity to drive above-market volume growth Modular Space Units on Rent at End of Q3 20211 NA Modular and NA Storage Segments (in thousands) Portable Storage Units on Rent at End of Q3 20211 NA Modular and NA Storage Segments (in thousands) 3 – 5+ years CAGR 1 – 3% 152 2021 Storage UOR 3 - 5+ Years Storage UOR 108 – 114 3 – 5+ years CAGR 5 – 13% 192 – 282 VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A • ~6 – 12k modular unit opportunity from converging zip codes with higher storage penetration to 3:1 • 1 – 3% above market CAGR in Modular UOR over 3 to 5+ years • ~$30 – $70M incremental Annual EBITDA at current rates2 • ~40 – 130k storage unit opportunity from converging zip codes with lower storage penetration to 3:1, supplemented by M&A • 5 – 13% above market CAGR in Storage UOR over 3 to 5+ years • ~$45 – $130M incremental Annual EBITDA at current rates2 1 Includes units acquired in AML, Saf-T-Box, and Equipe transactions 2 Assumes AMR for Q3 2021

47 A ratio of 3 Storage Units to 1 Modular Unit exists in our overlap end markets Zip codes1 with ratio greater than 3:1 Zip codes1 with ratio lower than 3:1 Branch locations1 Customer concentration increases at the local level, facilitating surgical targeting VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Current State 4,700 Storage Units 3,700 Modular Units 1.3x Converged Share 11,100 Storage Units 3,700 Modular Units 3.0x +6,400 Storage Units 1 As of 9/30/2021

48 Multi-year optimization roadmap for our sales process will drive market penetration VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A 2021 2023+ 2022 Learning Building Maximizing Consolidation Onto Single CRM Intel sharing with limited automation 1) Lead Sharing between Salesforce instances 2) Market Acct. Management Team Selling Unification of Historical Customer Data Optimization of National Account and Vertical Markets Manual lead sharing in pilot markets Predictive Selling and Artificial Intelligence Transitioned all Storage to MM

Mobile Mini's logistics capabilities provide a 'roadmap' for continuous improvement

VAPS | Lease Rate Optimization | Market Penetration | **Logistics** | Recent M&A

	In-Sourcing	Basic Visualization	Simulation Based Optimization	Value Based Pricing
NA Storage ~$100M revenue at ~35% EBITDA margin[1] mobile mini SOLUTIONS	✓ Complete	✓ Complete	✓ In progress	✓ In progress
NA Modular ~$200M revenue at ~15% EBITDA margin[1] WILLSCOT	✓ In progress			

✓ Complete ✓ In progress

1 Estimates for 2021 run-rate

WILLSCOT | mobile mini SOLUTIONS

49

50 Optimization testing in our larger branches show immediate KPI improvement1 1,128 938 miles 111 96 hours 8 7 trucks 15 12 trips 12-20% KPI Reduction = ~$600 opportunity cost / working day at branch level 15% Increase in moves per day = $1,500 revenue improvement / working day at branch level VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A 1 Analysis conducted at Dallas branch.

51 Continuous improvement of logistics capabilities can impact revenue and margins $25M - $50M EBITDA Increase Increase move and installation charges – 80k moves / year in NA Modular – 380k moves / year in NA Storage Implement handling charges on VAPS Simplify rate methodology Revenue Improvement Cost Reduction In-source delivery for NA Storage and NA Modular In-source installation for NA Modular Optimize routing to maximize moves / day VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A 5%+ Increase in Delivery & Installation Margins

52 We have a history of executing smart, accretive acquisitions AND integrating effectively 1 Includes tax benefit VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Announcement $10M cost synergies 6.8x post-cost synergy $1M cost synergies 5.0x post-cost synergy $60M cost synergies 6.7x post-cost synergy1 T+3 Months T+9 Months Closing (T=0) T+1 Months T+6 Months T+5 Months Announcement Closing (T=0) Announcement Closing (T=0) T+9 Months ERP complete 100% synergies ERP complete 100% synergies ERP Phase 1 ERP Phase 2

Most importantly, we *add value* to any asset we acquire

VAPS | Lease Rate Optimization | Market Penetration | Logistics | **Recent M&A**

Attractive Pro Forma Purchase Multiple



$M
Purchase Multiple
Target Adj. EBITDA[1]
106
10.4x
Cost Synergies
Branch / HQ / Sales Consolidation
Real Estate
Other SG&A
60
(3.8x)
Post-Synergy Adj. EBITDA
166
6.7x
Commercial Synergies
Cross-selling VAPS[2]
Organization-wide focus on commercial excellence

- Successful track record of identifying and **adding value** to acquisitions
- Case study: 2018 ModSpace transaction
  - Cost synergies and tax benefits at the time of acquisition implied **6.7x** post-synergy acquisition multiple
  - Commercial synergies from VAPS penetration and rate optimization drove 3-year acquisition multiple meaningfully lower
- **We add more value** than any other operator of modular or storage assets

1 Adjusted EBITDA is a non-GAAP measure based on the definition under ModSpace's credit agreement, defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for noncash items considered non-core to business operations including net currency losses, goodwill and other impairment charges, restructuring costs, non-cash charges for stock compensation plans, and other non-recurring expenses. See Appendix for reconciliation to GAAP metric.
2 VAPS represents value added products and services

53

Our transformational merger with Mobile Mini is on track and following the same roadmap we envisioned 20 months ago

VAPS | Lease Rate Optimization | Market Penetration | Logistics | **Recent M&A**

WillScot Operations

Collaborative Assessment of Integration Planning (Pre-Close)

IT and Back-Office

- Systems assessment
- Migration to single ERP platform
- Back office post IT migration

Commercial Coordination

- Cross-selling
- National accounts + verticals
- Maintain both sales structures

Field Optimization

- Office-storage cross sell optimization
- Logistics optimization

Mobile Mini Operations

WILLSCOT + mobile mini SOLUTIONS

$50M Run-Rate Cost Synergies

- Other SG&A: ~$13M
- Field Optimization: ~$17M
- Back Office Optimization: ~$20M

We are here

Announcement | Closing (T=0) | T+12 Months | T+24 Months

Run-Rate Cost Synergies Executed: *~30% by ~12 Months* *~80% by ~24 Months*

WILLSCOT | mobile mini SOLUTIONS 54

Having consolidated onto SAP, we are a highly scalable and efficient acquiror

VAPS | Lease Rate Optimization | Market Penetration | Logistics | **Recent M&A**



mobile mini SOLUTIONS
WILLSCOT

Combined Enterprise Value
~$80M

Combined Year 1 EBITDA
~$10M

STB saf-t-box | CONTAINER SERVICES EQUIPE | American Mobile Leasing, LLC | SOMMER'S MOBILE LEASING, INC.

- Closed 4 tuck-in acquisitions since cutting over to SAP in Q2
- ~11,500 portable storage units
- ~1,200 modular units
- Efficient and quick integration enabled by world-class ERP system
- Incremental opportunities from revenue synergies, working capital improvement, and ongoing network optimization

WILLSCOT | mobile mini SOLUTIONS 55

56 Tuck-in acquisition candidates are plentiful, reinforce our ability to service customers in any market, provide cost-effective access to long-lived fleet, and are highly accretive Branch density enables superior customer responsiveness and value capture Acquisitions create new operating efficiencies and commercial synergies We add value and extend life of used fleet through in-house refurbishments and conversions at scale WSMM Branch Acq. Branch VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A Summary Units Acquired ~ 5.5k Increase Fleet Size 1.7x Employees Onboarded 35 Storage Overlap (Active Customers | Revenue) 20% | 40% Units on Rent Units on Rent

57 Our recent M&A provides earnings tailwinds for 2 to 3 years 10.0 55 - 70 22.5 22.5 15.0 Acquired in Q3/Q4 2021 2022 Synergy Build, incl. MINI 2023 Synergy Build, incl. MINI Future Commercial Synergies Total Incremental Contribution Merger Related Adjusted EBITDA Contribution $M 1 30% in run rate by Q3 2021, 80% in run rate by Q3 2022. $7.5M of cost synergies expected to be in run rate for FY 2021. VAPS Lease Rate Optimization Market Penetration Logistics Recent M&A $55 - $70M Adjusted EBITDA from recent M&A – $42.5M remaining cost synergies from MINI merger1 – $10M acquired EBITDA from M&A in Q3/Q4 2021 – $2.5M cost synergies from M&A in Q3/Q4 2021 Clear line of sight to cost and revenue synergies from back-office efficiencies, VAPS penetration, and rate optimization Scalable platform reduces pressure on cost structure over extended period Efficient and rapid integration with experienced and proficient team

58 Key takeaway: our portfolio of credible initiatives will drive growth for at least 5 years We have a portfolio of growth initiatives within our control They are each highly credible – we’ve executed them before and have tangible proven results In aggregate, these are large in magnitude and long in duration, giving us visibility to growth over a 5+ year horizon Focusing resources on these opportunities is the highest and best use of our human and financial capital Value Added Products and Services (VAPS) Market Penetration Logistics Lease Rate Optimization Recent M&A 5 4 3 2 1

59 Technology Graeme Parkes Chief Information Officer

60 We have a successful history of business aligned technology investment 2021 2017 2016 2008 - 2015 2022+ 2020 • Sales Team Enablement • Logistics Management • Rate Optimization • ERP Implementation • Best in Class Integrated Platform • ERP Cutover • Modernized Data Management • Cybersecurity • Mobility • Logistics Management • Digitization of Customer Experience • Pricing • Analytics • Operational Optimization • Data Science • Merger 2018 - 2019 • Business Process Optimization

61 Our integrated application landscape is best in class and supports our business strategy LEGACY STATE WillScot Applications Additional applications not listed on this slide. CURRENT STATE WillScot Only Mobile Mini Only Joint Platforms LEGACY STATE Mobile Mini Applications Additional applications not listed on this slide. Consolidated system provides immediate improvement Single integrated real-time financial platform Real-time access to location and status of 377k units Improved workforce planning resulting in faster cost- effective refurbishment turnaround Ability to deploy fleet with more accuracy and agility Increased visibility to raw material inventory Single data warehouse combining all disparate legacy and future data

62 We are in the early stages of rationalizing applications to improve efficiency and reduce cost Standardizing common technology platforms and processes – Increased efficiencies due to consistent utilization of solutions Eliminate redundancy – Identify and remove applications that perform similar or identical functions for different parts of the organization Reduction of operating costs and working capital – Significant opportunity for savings with the reduction of technical complexity and spread Vendor management – Enables negotiation of agreements that place demands back on the vendor to reduce risk or add business value Reduce training and support requirements – Ability to onboard and provide support efficiently and effectively to new team members Specific initiatives directly supporting realization of $40M+ of merger-related cost synergies

63 2022 harmonization efforts will focus on CRM and other high impact priorities Periscope supports territory optimization and sales team alignment Leverage SAP and Salesforce to rationalize and segment customer database Continuous and expanding product development and market penetration Enable further Zilliant-based rate optimization Consolidate Salesforce CRM platform Unified CPQ order-entry solution supporting all market segments Enhanced and simplified cross product line customer engagement All initiatives further enhance customer experience

64 Enhanced customer engagement through digitization can further differentiate us Digitization of the overall customer experience Expand customer engagement with WSMM Connect Integrated online ordering capabilities On demand contract visibility and service requests Real time invoice review and payment functions Enhanced e-commerce capabilities Customer self-service reporting tools Multiple channels to engage the customer End to end experience mobile-enabled

65 Logistics opportunity is enabled by continuous improvement of our technology tools 100,000 daily miles 680 trucks 2,000 daily trips Illustrative Current Routing1 Illustrative Optimized Routing1 1 Analysis conducted at Dallas branch Current Portfolio

66 Opportunities for enhanced predictive analytics are immediately available 2,000,000+ moves over last 4 years Access to acquisition historical transaction data Insights from end-to-end process data consolidation More historical data than any competitor Improved fleet re-balancing, refurbishment, and Capex predictability Data-driven directed sales capabilities for improved cross-selling Opportunity to enhance insights with external data sources Enhanced predictability unlocks commercial and operational opportunities 1 As of 9/30/2021 Zip codes1 with ratio greater than 3:1 Zip codes1 with ratio lower than 3:1 Branch locations1

67 Our scalable platform enables highly efficient M&A and integration capabilities Initiate inquiries Significant talks Indications of interest 4 deals closed in Q3/Q4 2021 Robust M&A Pipeline Demonstrated capability of acquired company integration Definition of dedicated integration team using a disciplined and repeatable framework Rapid and efficient integration of all acquisition data No disruption to customer orders or billing cycle Deployment of repeatable and scalable processes across all markets Immediate access to historical market data

68 Key takeaway: our scalable technology investments differentiate WSC and underpin growth Scalable world-class platform Operational efficiencies Customer engagement Ease of acquisition and integration World class analytics 5 4 3 2 1 Market Penetration Recent M&A VAPS Lease Rate Optimization Logistics TECHNOLOGY

69 Environmental, Social & Governance Jamie Bohan Vice President, ESG Hezron Lopez EVP, CHRO & ESG

70 Our ESG profile is based on an inherently sustainable business model • 121+ Million sq. ft. of reusable, relocatable space • Own 50%+ of our trucking fleet, insourcing more • More than 4,000 experts, skilled trades, drivers • 275+ branches across 4 countries

71 Our ESG profile is based on an inherently sustainable business model • 121+ Million sq. ft. of reusable, relocatable space • Own 50%+ of our trucking fleet, insourcing more • More than 4,000 experts, skilled trades, drivers • 275+ branches across 4 countries

72 We focus on the circular aspects of our business, our internal and external communities, and managing enterprise risk Environmental Social Governance 72 › Reduce, Reuse, and Recycle are Inherent in our Products › Reduce GHG Emissions as Part of Our Operations › Reduce Waste Delivered to Landfills › Improve Energy Efficiency of Our Products Over Time › Improve Inclusion & Diversity Across the Organization › Focus on Community Partnering Across All of Our Locations › Remain Diligent in Placing Health & Safety First & Always › Improve Health & Wellness Opportunities for All Our Employees › Improve Customer Engagement & Relations › Enhance Corporate Governance Structure to Deliver on Customer, Shareholder, Community, and Employee Expectations › N&G Com. Provides ESG Oversight › Improve Board/Management Diversity › Internal Governance Structure Will Enable Delivery of ESG Expectations and Monitor External Measures of Effectiveness

73 ALIGNED WITH OUR CUSTOMER AND EMPLOYEE VALUES MATERIALS Reduce, Reuse, Recycle with our modular and storage units and VAPS CLIMATE Reducing GHG emissions from our owned trucking and yard fleet HEALTH & SAFETY Health & Safety First! At our branches, on the road, and at our customer sites INCLUSION Ensuring every employee has the opportunity to thrive and seek upward mobility COMMUNITY Leveraging our scale to lift up all 275+ of our communities and amplify our impact1 1 Per 2020 10-K. Does not incorporate Q3 and Q4 2021 M&A. ESG is a key accelerant for our growth initiatives

74 Coming off rent Refurbish Ready to WorkTM Our business model is sustainable by design – modular space • Sustainable by design • Refurbishment • VAPS compound benefits VAPS – Ready to WorkTM 8-9 times over life VAPS warehouse VAPS packages 1 time over life Get ready/refresh Materials Climate Health & Safety Inclusion & Community Governance

75 In house refurbishment capability extends asset lives and improves ROIC Materials Climate Health & Safety Inclusion & Community Governance

76 Our business model is sustainable by design – portable storage space • Sustainable by design • Repurpose • Adding VAPS to the model Used Containers VAPS – reusable shelving and workspace GLO ready to go to customer Ground Level Office (GLO) Portable Storage Storage ready to go to customer Legacy shelving Materials Climate Health & Safety Inclusion & Community Governance

77 Our Flex product reinvents temporary space • Panelized product • Occupant health and comfort • Energy efficient FLEXTM Materials Climate Health & Safety Inclusion & Community Governance Industry Segments Government / Institutions Commercial / Industrial Construction Energy & Natural Resources

78 DIESEL < .025 Diesel Acres of US forests in one year Our emissions Our opportunity Coal-fired power plant in one year >122,000 Fuel Efficiency Alternative Fuels Delivery Trucks Yard Equipment Service Vehicles Contributors to our footprint Emissions reduction actions Our GHG emissions are small, but we can still make an impact Materials Climate Health & Safety Inclusion & Community Governance

79 *Consolidated US Total Recordable Incident Rate (TRIR) for LTM relative to 2015 50% TRIR* down At our branches and yards On the road At the job site Get ready for next customer Best in class Safety Management System and innovation protect our stakeholders Materials Climate Health & Safety Inclusion & Community Governance Safety Save App <1.00

80 We deliver opportunities for our employees and communities to thrive GROWING OUR PEOPLE Materials Climate Health & Safety Inclusion & Community Governance

81 We deliver opportunities for our employees to amplify their impact and seek upward mobility Entry level Yard Workers, Drivers, Sales Non-traditional candidates from our local communities: Veterans, Second Chance, Minimum Wage, etc GROWING OUR PEOPLE Materials Climate Health & Safety Inclusion & Community Governance Amplify Your Impact. Seek Upward Mobility.

82 Materials Climate Health & Safety Inclusion & Community Governance We seek diverse and sophisticated candidates for our Board of Directors WillScot Mobile Mini Board of Directors 30% 10% 60% Gender diverse directors International diverse directors Other directors Leadership Executive experience managing business operations and strategic planning Finance Knowledge of or experience in accounting, financial reporting, or auditing processes and standards Industry Experience in or with the specialty rental services industry Strategy Knowledge of or experience in strategic combinations, expansions, and operations Independence Under both the SEC regulations and Nasdaq listing standards Public Company Knowledge of public company governance matters, policies, and best practices WSC Relevant Director Skills As of 11/8/2021 Current • Adding racial/ethnic diversity • Adding/maintaining gender diversity • Expanding skillsets, expertise Enhancements Logistics Experience with transport, fleet, and logistics solutions Digital/Data Analytics Knowledge and experience with adopting a digital forward capability enabled by data analytics End Market Expertise Experience in our customer end markets (e.g. retail, etc.) Human Capital Development Experience in the development, improvement, and upskilling of individual capabilities, specifically the skilled trades ESG Background Knowledge of environmental, social, and governance approach to business as a means of expressing how a company interacts with its stakeholders Future State

83 Our Board governance and oversight helps us manage and mitigate risks Board of Directors Audit Committee Nominating & Governance Committee Compensation Committee Human Capital Strategy ERM GOVERNANCE AND OVERSIGHT ERM COMMITTEE BUSINESS UNITS & FUNCTIONAL LEADERS ESG Strategy Materials Climate Health & Safety Inclusion & Community Governance

84 Key takeaway: our sustainable model enables growth and drives stakeholder value Sustainable Business Model Value Creation Focus Scale Amplifies Impact ESG Enables Growth Board Oversight 5 4 3 2 1

85 Outlook Tim Boswell President & Chief Financial Officer

86 Value Added Products and Services (VAPS) Lease Rate Optimization Market Penetration Logistics Recent M&A MODULAR STORAGE RANGE ($M) Our portfolio of growth levers gives us attractive optionality and multiple pathways to exceed $1B Adjusted EBITDA in 3 to 5 years $160 - $355 $135 - $180 $75 - $200 $25 - $50 $55 - $70 $100 - $110 $30 - $70 $20 - $40 $25 - $35 $60 - $75 $35 - $70 $45 - $130 $5 - $10 $30 - $35 TOTAL ($M) $100 - $280

2022 Outlook reflects continuation of growth initiatives with expanding margins

- 13% Adjusted EBITDA growth from 2021 to 2022
    - 3 - 8% Revenue growth
    - **11 - 16% Adjusted EBITDA growth**
    - **~300 bps margin expansion**
    - **>80% flow-through** of revenue growth to EBITDA at the midpoints
    - Margins remain on upward trajectory heading into 2023
- $225M - $275M net capex will be demand driven



Revenue[1]
$M
'19 – '22 CAGR 6%
1,684
1,064
1,652
1,368
1,870
2,025
1,925
2019
2020
2021E
2022 Outlook
Pro Forma Adjusted EBITDA[1,2]
$M
'19 – '22 CAGR 11%
599
26.7%
258
646
38.8%
530
730
39.0%
850
810
~42%
2019
2020
2021E
2022 Outlook
Reported
Pro Forma[1]
Guidance
Adj. EBITDA Margin[2]

WILLSCOT | mobile mini SOLUTIONS

1 Pro forma Revenue and Adjusted EBITDA includes the results of Mobile Mini and WSC for all periods presented. The Mobile Mini Merger closed on July 1, 2020. 2021E represents midpoint of guidance.
2 Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, and other discreet expenses. See Appendix for reconciliation to GAAP metric.

87

88 Our compelling financial profile will continue to strengthen as we execute Revenue1 $M Adjusted EBITDA1,3 $M Free Cash Flow Margin1 % Free Cash Flow1 $M - 500 1,000 1,500 2,000 2,500 3,000 3,500 2020 Pro Forma 2021E² 3 to 5 Years - 500 1,000 1,500 2,000 2020 Pro Forma 2021E² 3 to 5 Years 0% 5% 10% 15% 20% 25% 30% 2020 Pro Forma 2021E² 3 to 5 Years - 250 500 750 2020 Pro Forma 2021E² 3 to 5 Years 1 Ranges reflect base and high case estimates. 2 Midpoint of 2021 guidance. 3 Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. See Appendix for reconciliation to GAAP metric.

Our robust free cash flow provides ample capital to reinvest and compound returns

- Illustrative example drives **85%** free cash flow growth from ~$350M in 2021 to **$650M**
- Portfolio of opportunities and flexible capex create multiple paths to this milestone
- Holding leverage constant at 3.0x provides incremental capital as EBITDA grows
- Growth and re-leveraging generate **$5-$6B** cumulative capital over 5 years
- Represents **60-75%** of current market cap available for reinvestment



Illustrative Annual Free Cash Flow
$M
730
420
1,150
280
150
70
650
2021E Adj. EBITDA¹
3 to 5 Year Growth
3 to 5 Year Adj. EBITDA
Net Capex
Re-levered Cash Interest
NWC² and Tax
Free Cash Flow Milestone



Illustrative Cumulative Capital Available Over 5+ Years
$B
5.0 – 6.0
1.25+
4.0+
2021
5+ years
Incremental Capital from Re-leveraging at 3x Debt / Adj. EBITDA
Cash From Operations

WILLSCOT | mobile mini SOLUTIONS

1 Midpoint of 2021 guidance. Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. See Appendix for reconciliation to GAAP metric.
2 Net working capital (NWC).

89

90 Organic FCF generation compounded by smart capital allocation provide multiple paths to more than double FCF / Share Capital Allocation Framework $5 – $6B Over 5 Years % 1 Fully-diluted share count using the treasury stock method and share count as of 11/1/2021. 2 Assumes $5.5B of capital available for reinvestment over 5 years, 25% of capital allocated to organic capital expenditures ($275M annually), repurchases at $50 per share, and acquisitions at 9x EBITDA and 60% conversion of acquired EBITDA to FCF. M&A scenario assumes no additional capital reinvestment capacity from acquired EBITDA Net Capex M&A Returns to Shareholders Current Future FCF 3x Leverage 0% M&A, 75% Repurchases2 Future FCF 3x Leverage 25% M&A, 50% Repurchases2 FCF $350 $650 +86% $775 +121% FDSO1 227 145 -36% 175 -23% FCF / Share $1.54 $4.48 2.9x $4.43 2.9x Organic FCF growth is our strongest value creation lever Capital allocated to M&A and / or repurchases compound value creation Maintaining conservative 3x leverage expands our capacity to create value Multiple pathways exist to drive 20%+ compound annual growth of FCF / Share

We have a clear formula to drive sustainable growth and returns

- Portfolio of growth initiatives gives us optionality and multiple paths to meet and exceed Revenue and Adjusted EBITDA milestones
- Return on Invested Capital is an outcome of our capital efficient growth initiatives
- Maintaining appropriate long-term leverage for a resilient business model creates additional capital for deployment

Clear path to invest in M&A and/or our own stock to compound Free Cash Flow Per Share by **>2x**

Performance Metric	2021E[1]	3 to 5 Year Operating Range
Revenue CAGR	5%[2]	5 - 10%
Adjusted EBITDA Margin	39%	40 - 45%
Return On Invested Capital[3]	10%	10 - 15%
Net Debt / Adjusted EBITDA	3.7x[4]	3.0 - 3.5x
Free Cash Flow ($M)	$350	$500 - $650
Free Cash Flow Margin	20%	20 - 30%
Free Cash Flow Per Share	$1.50	$2.00 - $4.00+

1 Midpoint of 2021 guidance.
2 Relative to 2019 Pro Forma
3 ROIC defined as Net Operating Profit After Tax (NOPAT) divided by Average Invested Capital. NOPAT calculated using LTM Adjusted EBITDA less GAAP taxes. Average Invested Capital calculated using Book Value of Total Equity and Total Debt and Capital Leases, net of deferred financing, and reduced by Goodwill and Intangibles. See Appendix for Non-GAAP reconciliation.
4 As of Q3 2021. See Q3 2021 investor presentation for calculation.

WILLSCOT | mobile mini SOLUTIONS
91

92 Closing Remarks Brad Soultz Chief Executive Officer

93 Key takeaway: our aggressive growth mindset, enabled by best-in-class execution, drives shareholder and stakeholder value creation Portfolio of Growth Initiatives Technology Foundation Sustainable Business Model Best in Class Team Driving Value Creation 5 4 3 2 1 1 Midpoint of 2021 guidance 124 730 1,000+ 2017 2021E¹ 3+ Years Future Years Adjusted EBITDA Growth $M

94 Dedicated To Health & Safety Committed To Inclusion & Diversity Driven To Excellence Trustworthy & Reliable Devoted To Our Customers Community Focused We take responsibility for our own well-being and for those around us. Health and safety are first, last and everything in-between. We are stronger together when we celebrate our differences and strive for inclusiveness. We encourage collaboration and support the diverse voices and thoughts of our employees and communities. We measure success through our results and the achievement of our goals. We continuously improve ourselves, our products and services in pursuit of shareholder value. We hold ourselves accountable to do the right thing, especially when nobody's looking. We anticipate the growing needs of our customers, exceed their expectations and make it easy to do business with us. We actively engage in the communities we serve and deliver sustainable solutions.

95 Appendix

96 Our Adjusted EBITDA Margins have expanded as we leveraged our scale and best practices across our portfolio Adjusted EBITDA margins have expanded for years Margins display seasonal compression as deliveries increase and we incur incremental variable costs Margins will continue to expand due to scale advantages 27.8% 33.5% 35.6% 39.1% 39.0% 2017 2018 2019 2020 2021E¹ 3 to 5 Years Revenue Adjusted EBITDA² Adjusted EBITDA Margin² 1 Midpoint of 2021 guidance 2 See appendix for definitions 40% - 45% Adjusted EBITDA Margin

97 Clear formula to drive sustainable growth and returns 5.8% 4.5% 6.6% 9.4% 11.0% - 500 1,000 1,500 2,000 2,500 2017 2018 2019 2020 LTM Q3 2021 Average Invested Capital Adjusted Earnings Before Interest and Amortization Return On Invested Capital Historical Return on Invested Capital1 $M 1 See appendix for definition and reconciliation

98 Reconciliation of non-GAAP measures – Pro Forma Adjusted EBITDA (a) Restructuring costs, lease impairment and other related charges include costs associated with restructuring plans designed to streamline operations and reduce costs including employee termination costs. (b) Costs to integrate acquired companies include outside professional fees, fleet relocation expenses, employee training costs, and other costs. Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. The reconciliation below incorporates all pro forma adjustments made to present the historical consolidated statements of operations of WillScot Mobile Mini, giving effect to the following items as if they had occurred on January 1, 2019: (i) the Merger with Mobile Mini; (ii) borrowings under the Company’s 2025 Secured Notes and the 2020 ABL Facility; (iii) extinguishment of the Mobile Mini credit facility and senior notes assumed in the Merger and subsequently repaid; (iv) repayment of our 2017 ABL Facility and the 2022 Senior Notes repaid contemporaneously with the Merger; (v) the transaction costs incurred in connection with the Merger, and (vi) elimination of non-controlling interest in connection with the Sapphire Exchange as contemplated by the Merger. Year Ended December 31, (in thousands) 2020 2019 (as restated) (as restated) Net income (loss) $123,826 ($28,341) Loss on extinguishment of debt 22,719 7,366 Income tax expense 34,549 28,892 Interest expense 127,052 126,126 Depreciation and amortization 292,616 284,723 Fair value (gain) loss on common stock warrant liabilities (3,461) 109,622 Currency gains, net (316) (414) Goodwill and other impairment charges – 2,848 Restructuring costs, lease impairment expense, other related charges (a) 11,403 12,429 Transaction fees – 3,129 Integration costs (b) 18,338 26,607 Stock compensation expense 15,280 21,807 Other 4,459 4,647 Adjusted EBITDA $646,465 $599,441

99 Year Ended December 31, (in thousands) 2018 2017 (Loss) income from continuing operations before income taxes ($13,734) ($165,398) Loss on extinguishment of debt 8,755 – Interest expense 122,504 107,076 Depreciation and amortization 187,074 81,292 Currency (gains) losses, net (688) (12,878) Goodwill and other impairments 2,848 60,743 Transaction costs – 23,881 Restructuring costs, lease impairment and other related charges (a) 12,429 2,196 Integration costs (b) 26,607 – Stock compensation expense 6,686 – Other income (expense) (c) 4,067 2,515 Fair value (gain) loss on common stock warrant liabilities (d) – – Algeco LTIP expense 9,382 Algeco corporate overhead – 15,112 Adjusted EBITDA $356,548 $123,921 Reconciliation of non-GAAP measures – Pro Forma Adjusted EBITDA (a) Restructuring costs, lease impairment and other related charges include costs associated with restructuring plans designed to streamline operations and reduce costs including employee termination costs. (b) Costs to integrate acquired companies include outside professional fees, fleet relocation expenses, employee training costs, and other costs. (c) Other expense represents primarily acquisition-related costs such as advisory, legal, valuation and other professional fees in connection with actual or potential business combinations, which are expensed as incurred, but do not reflect ongoing costs of the business. (d) Information estimating fair value (gain) loss on common stock warrant liabilities is unavailable to the Company without unreasonable effort for these periods. Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. The reconciliation below incorporates all pro forma adjustments made to present the historical consolidated statements of operations of WillScot Mobile Mini, giving effect to the following items as if they had occurred on January 1, 2019: (i) the Merger with Mobile Mini; (ii) borrowings under the Company’s 2025 Secured Notes and the 2020 ABL Facility; (iii) extinguishment of the Mobile Mini credit facility and senior notes assumed in the Merger and subsequently repaid; (iv) repayment of our 2017 ABL Facility and the 2022 Senior Notes repaid contemporaneously with the Merger; (v) the transaction costs incurred in connection with the Merger, and (vi) elimination of non-controlling interest in connection with the Sapphire Exchange as contemplated by the Merger.

100 Reconciliation of non-GAAP measures – Adj. EBITDA Margin % and Pro Forma Adj. EBITDA Margin %(1) Adjusted EBITDA Margin is a non-GAAP measure defined as Adjusted EBITDA divided by Revenue. Management believes that the presentation of Adjusted EBITDA Margin % provides useful information to investors regarding the performance of our business. The following tables provides a reconciliation of Adjusted EBITDA Margin %. The reconciliation below incorporates all pro forma adjustments made to present the historical consolidated statements of operations of WillScot Mobile Mini, giving effect to the following items as if they had occurred on January 1, 2019: (i) the Merger with Mobile Mini; (ii) borrowings under the Company’s 2025 Secured Notes and the 2020 ABL Facility; (iii) extinguishment of the Mobile Mini credit facility and senior notes assumed in the Merger and subsequently repaid; (iv) repayment of our 2017 ABL Facility and the 2022 Senior Notes repaid contemporaneously with the Merger; (v) the transaction costs incurred in connection with the Merger, and (vi) elimination of non-controlling interest in connection with the Sapphire Exchange as contemplated by the Merger. 1 Adjusted EBITDA is defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses. Year Ended December 31, (in thousands) 2020 2019 Pro Forma Adjusted EBITDA1 (A) $646,465 $599,441 Pro Forma Revenue (B) 1,651,885 1,683,683 Pro Forma Adjusted EBITDA Margin % (A/B) 39.1% 35.6% Year Ended December 31, (in thousands) 2018 2017 Adjusted EBITDA1 (A) $356,548 $123,921 Revenue (B) 1,063,665 445,942 Adjusted EBITDA Margin % (A/B) 33.5% 27.8%

101 Reconciliation of non-GAAP measures – Net CAPEX Net Capital Expenditures ("Net CAPEX") is defined as purchases of rental equipment and refurbishments and purchases of property, plant and equipment (collectively "Total Capital Expenditures"), less proceeds from sale of rental equipment and proceeds from the sale of property, plant and equipment (collectively "Total Proceeds"), which are all included in cash flows from investing activities. Our management believes that the presentation of Net CAPEX provides useful information to investors regarding the net capital invested into our rental fleet each year to assist in analyzing the performance of our business. The following table provides a reconciliation of Total purchases of rental equipment and refurbishments to Net CAPEX. Year Ended December 31, (in thousands) 2020 2019 Purchases of rental equipment and refurbishments $ (172,383) $ (205,106) Purchase of property, plant and equipment (16,454)(8,340) Total Capital Expenditures (188,837)(213,446) Proceeds from sale of rental equipment 38,949 42,101 Proceeds from the sale of property, plant and equipment 7,355 18,763 Total Proceeds 46,304 60,864 Net Capital Expenditures $ (142,533) $ (152,582)

102 Reconciliation of non-GAAP measures – Free Cash Flow and Free Cash Flow Margin Free Cash Flow is a non GAAP measure. Free Cash Flow is defined as net cash provided by operating activities, less purchases of, and proceeds from, rental equipment and property, plant and equipment, which are all included in cash flows from investing activities. Free Cash Flow Margin is defined as Free Cash Flow divided by Total Revenue. Management believes that the presentation of Free Cash Flow and Free Cash Flow Margin provide useful information to investors regarding our results of operations because they provide useful additional information concerning cash flow available to meet future debt service obligations and working capital requirements. The following table provides a reconciliation of Net cash provided by operating activities to Free Cash Flow and Free Cash Flow Margin. (a) First half of 2020. See 8-K dated 8/10/2021 for additional details. Other line items reflect consolidation of WillScot and Mobile Mini for the second half of 2020. Year Ended December 31, (in thousands) 2020 Net cash provided by operating activities $304,812 Purchase of rental equipment and refurbishments (172,383) Proceeds from sale of rental equipment $38,949 Purchase of property, plant, and equipment (16,454) Proceeds from the sale of property, plant and equipment $7,355 MINI Free Cash Flow (a) $53,569 Free Cash Flow $215,848 Pro Forma Revenue $1,651,885 Free Cash Flow Margin 13.1%

Reconciliation of non-GAAP measures – Return on Invested Capital

Return on Invested Capital (ROIC): is defined as adjusted earnings before interest and amortization divided by net assets. Adjusted earnings before interest and amortization is the sum of net income (loss) before income tax expense, net interest expense, amortization adjusted for non-cash items considered non-core to business operations including net currency (gains) losses, goodwill and other impairment charges, restructuring costs, costs to integrate acquired companies, non-cash charges for stock compensation plans, gains and losses resulting from changes in fair value and extinguishment of warrant liabilities, and other discrete expenses, reduced by estimated taxes. Given we are not a significant US taxpayer due to our current tax attributes, we include estimated taxes at our current statutory tax rate of approximately 27%. Net assets is total assets less goodwill and intangible assets, and all non-interest bearing liabilities and is calculated as a five quarter average.

	Year Ended December 31,				
(in thousands)	2017	2018	2019	2020	LTM Q3 2021
Total Assets	$1,410,576	$2,752,486	$2,897,650	$5,572,206	$5,644,181
Less: Goodwill	(28,609)	(247,017)	(235,177)	(1,171,219)	(1,178,290)
Less: Intangible assets, net	(126,259)	(131,801)	(126,625)	(495,947)	(467,289)
Less: Total Liabilities	(905,075)	(2,094,839)	(2,342,453)	(3,508,333)	(3,687,597)
Add: Long Term Debt	624,865	1,674,540	1,632,589	2,453,809	2,598,300
Net Assets excluding interest bearing debt and goodwill and intangibles	975,498	1,953,369	1,825,984	2,850,515	2,909,305
Average Invested Capital (A)	$570,043	$1,378,794	$1,899,498	$2,355,748	$2,864,530
Adjusted EBITDA	$123,921	$215,533	$356,548	$530,307	$708,912
Less: Depreciation	78,986	130,159	184,323	227,729	279,055
Adjusted EBITA (B)	$44,935	$85,374	$172,225	$302,578	$429,857
Statutory Tax Rate (C)	27%	27%	27%	27%	27%
Estimated taxes (B*C)	12,132	23,051	46,501	81,696	116,062
Adjusted earnings before interest and amortization (D)	32,803	62,323	125,725	220,882	313,796
ROIC (D/A)	**5.8%**	**4.5%**	**6.6%**	**9.4%**	**11.0%**

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